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[BRIDGEWAY FUNDS LOGO]

February 12, 2002                           December Quarter - Semiannual Report



Dear Fellow Aggressive Investors 1 Shareholder,

Following the terrorist attacks and poor economic news of the September quarter, the stock market "shook off" the bad news of the continuing recession to recover some lost ground. The Portfolio was up 16.4% in the December quarter, 5.7% better than the S&P 500 Index of large companies, but 4.7% worse than the Russell 2000 Index of small companies. (Our Portfolio holds both large and small companies.) It was an "OK" quarter by my standards, which focus on our relative performance.

On the strength of the December quarter performance, we came from behind to edge out the performance of our primary market benchmark, the S&P 500, for the third year in a row. Now I'm really pleased about that, but not to get too greedy, I prefer larger margins and a positive absolute return to go with it.

According to data from Morningstar, Aggressive Investors 1 Portfolio ranked 146th of 245 aggressive growth funds for the quarter, 32nd of 233 for the year and 3rd of 111 over the last five years. We have outperformed our Lipper benchmark of capital appreciation funds in twelve of the last thirteen quarters as well as during the last quarter, year, five years, and since inception.

Performance Summary

TRANSLATION: We beat our peer benchmark and primary market benchmark in the recent quarter but not the market index of small companies. Since inception, we are beating each of our performance benchmarks by more than 10% annually.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

Growth of $10,000 Invested in Various Funds and Indexes From 6/5/94 (Inception) to 12/31/01

[LINE GRAPH]

                                                8/5/94         9/30/94         12/30/94          3/30/95         6/30/95
AGGRESSIVE INVESTORS 1 PORTFOLIO              10,000.00       10,520.41        10,876.83        10,891.13       11,952.68
S&P 500 (LARGE STOCKS)                        10,000.00       10,172.26        10,170.04        11,157.11       12,218.77
RUSSELL 2000 (SMALL GROWTH STOCKS)            10,000.00       10,514.54        10,320.20        10,796.56       11,808.72
LIPPER CAPITAL APPRECIATION  FUNDS            10,000.00       10,453.49        10,304.59        11,023.26       12,054.65

                                               9/30/95        12/30/95          3/30/96          6/30/96           9/30/96
AGGRESSIVE INVESTORS 1 PORTFOLIO              12,963.19        13,824.14        15,396.70        17,123.43         17,894.29
S&P 500 (LARGE STOCKS)                        13,186.90        13,978.37        14,727.73        15,387.14         15,859.08
RUSSELL 2000 (SMALL GROWTH STOCKS)            12,974.99        13,256.21        13,932.62        14,629.61         14,679.11
LIPPER CAPITAL APPRECIATION  FUNDS            13,242.75        13,560.28        14,307.39        14,937.89         15,300.36

                                              12/30/96          3/30/97          6/30/97           9/30/97         12/31/97
AGGRESSIVE INVESTORS 1 PORTFOLIO              18,275.29        17,105.76        20,537.85         24,188.53        21,613.52
S&P 500 (LARGE STOCKS)                        17,179.30        17,642.95        20,716.54         22,266.41        22,903.43
RUSSELL 2000 (SMALL GROWTH STOCKS)            15,442.75        14,644.25        17,018.15         19,550.96        18,896.27
LIPPER CAPITAL APPRECIATION  FUNDS            15,588.41        14,883.66        17,172.05         19,155.19        18,700.91

                                               3/31/98          6/30/98           9/30/98         12/31/98          3/31/99
AGGRESSIVE INVESTORS 1 PORTFOLIO              24,979.08        24,251.07         18,606.01        25,781.56        28,118.56
S&P 500 (LARGE STOCKS)                        26,091.41        26,950.33         24,274.54        29,435.48        30,900.19
RUSSELL 2000 (SMALL GROWTH STOCKS)            20,796.90        19,827.38         15,833.03        18,415.22        17,416.32
LIPPER CAPITAL APPRECIATION  FUNDS            21,091.67        21,448.10         18,370.11        22,438.07        23,516.02

                                               6/30/99          9/30/99         12/31/99          3/31/00          6/30/00
AGGRESSIVE INVESTORS 1 PORTFOLIO              32,345.03        33,588.14        56,878.10        64,095.13        68,920.56
S&P 500 (LARGE STOCKS)                        33,074.64        31,013.29        35,627.82        36,444.91        35,476.75
RUSSELL 2000 (SMALL GROWTH STOCKS)            20,124.83        18,852.37        22,329.67        23,911.47        23,007.68
LIPPER CAPITAL APPRECIATION  FUNDS            25,797.83        24,773.52        31,227.16        34,037.75        30,745.67

                                               9/29/00          12/29/00          3/30/01          6/30/01          9/30/01
AGGRESSIVE INVESTORS 1 PORTFOLIO              76,644.05        64,602.42         56,339.14        62,443.54        49,281.86
S&P 500 (LARGE STOCKS)                        35,132.82        32,383.85         28,544.58        30,215.17        25,780.88
RUSSELL 2000 (SMALL GROWTH STOCKS)            23,262.04        21,655.08         20,246.35        23,139.15        18,328.68
LIPPER CAPITAL APPRECIATION  FUNDS            31,254.96        27,189.90         23,311.09        25,171.22        19,846.98

                                              12/31/01
AGGRESSIVE INVESTORS 1 PORTFOLIO              57,366.47
S&P 500 (LARGE STOCKS)                        28,535.88
RUSSELL 2000 (SMALL GROWTH STOCKS)            22,193.40
LIPPER CAPITAL APPRECIATION  FUNDS            22,862.07

                                          December Qtr.      1 Year           5 Year         Life-to-Date
                                             10/1/01         1/1/01           1/1/96            8/5/94
                                          to 12/31/01(4)    to 12/31/01    to 12/31/01(5)    to 12/31/01(5)
                                          --------------    -----------    ---------------   ---------------
   Aggressive Investors 1 Portfolio(1)          16.4%          -11.2%         25.7%           26.6%
   S&P 500 Index (large companies)(2)           10.7%          -11.9%         10.7%           15.2%
   Russell 2000 (small companies)(2)            21.1%           2.5%           7.5%           11.4%
   Lipper Capital Appreciation Funds(3)         15.2%          -15.9%          8.0%           11.8%

     (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     (2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested.

     (3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services,Inc.

     (4) Periods less than one year are not annualized.

     (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: Our bias in the direction of smaller companies helped in the most recent quarter, as did our bias toward growth companies (those with faster increasing sales and/or earnings). Our lack of exposure to technology did not help (as this segment of the economy sprang back most strongly), and our exposure to oil and gas stocks also did not help. Nevertheless, overall, we rebounded nicely from the strong September decline. Our best-performing stocks came from a broad cross-section of the economy.

Seven companies appreciated by at least 50% in the December quarter. Unfortunately, none of our best-performing stocks were concentrated positions. The list spans six different industries:

          Rank     Description                               Industry                  % Gain
          ----     -----------                               --------                  ------
             1     Alliance Gaming Corp.                     Entertainment              107.0%
             2     American Woodmark Corp.                   Home Furnishings            83.1%
             3     Quovadx Inc.                              Internet                    74.2%
             4     Actrade Financial Technologies Ltd.       Commercial Services         60.3%
             5     Direct Focus Inc.                         Leisure Time                56.8%
             6     Priceline.com Inc.                        Internet                    53.6%
             7     Rex Stores Corp.                          Retail                      50.2%

Surprisingly, not a single stock declined by as much as 30% in the quarter. The worst performing stock was Engineered Support Systems (down 24%), a manufacturer of military electronics and support equipment. After a strong run up in the September quarter, this manufacturer of military equipment and electronics gave back all its prior quarter gains.

Top Ten Holdings

Our top ten holdings represented 32.5% of the Portfolio net assets on December 31, 2001. Consumer staples (especially pharmaceuticals) accounted for 31.4% of the Portfolio at the end of the calendar year, followed closely by consumer cyclicals at 29.7% (especially retail stores). Technology (including communications) climbed to 11.8% of net assets, still significantly less than the market overall. Here are the top ten holdings at the end of December:

                                                                                       Percent of
        Rank      Description                          Industry                        Net Assets
        ----      -----------                          --------                        ----------
            1     Cephalon Inc.                        Pharmaceuticals                    5.1%
            2     Nvidia Corp.                         Semiconductors                     3.4%
            3     Autozone Inc.                        Retail                             3.3%
            4     Copart Inc.                          Retail                             3.3%
            5     Bank of America Corp.                Banks                              3.2%
            6     Network Associates Inc.              Internet                           3.0%

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
            7     Biovail Corp.                        Pharmaceuticals                    3.0%
            8     Career Education Corp.               Commercial Services                2.9%
            9     PEP Boys-Manny Moe & Jack            Retail                             2.7%
           10     H&R Block Inc.                       Commercial Services                2.7%
                                                                                          ----
                  Total                                                                   32.5%

Which Fund Family Had the Best Returns in 2001?

TRANSLATION:  We beat the big guys again.

After the end of the calendar year, several publications present the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records. I haven't figured out why these reporters are so obsessed with the largest.

Anyway, for the last three years I've played the game of "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" In 1999, we beat all twenty. We did it again in 2000. 2001 was the third year in a row, and by a substantial margin. Of course, Bridgeway had an unfair advantage in 2001 since we have a higher percentage of small company funds and small companies did better than large ones. Nevertheless, I'm pretty proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance and cost management.

Positioning for the New Market Environment or A dissenting vote from a "not smart" investor

TRANSLATION: A good long-term investment plan should consider your cash needs and risk tolerance, pay attention to diversification, pay attention to costs (including trading costs), and pay some attention to tax efficiency. You shouldn't need to change the plan for up and down markets*, for Federal Reserve decisions, for the economy overall, for government leadership changes or fiascoes, or for the possibility of more terrorist attacks. It's probably impossible to predict these events, along with their effect on the market, beforehand anyway.

*However, you may need to rebalance your asset allocation (how much is in stocks, bonds, and cash) every so often to keep it in line with your plan.

From the managing editor of a major financial publication:

        Do you think the financial environment is dramatically changed from a few years ago? And if so, do you feel that your personal financial challenges are changing, too? . . . Of course, we all know that the answers to these questions are yes and yes. In fact, in this environment, I'd say any smart investor--or investing magazine--certainly must change.

These two questions, presented just after the market drop following the terrorist attacks, are not so rhetorical to me. In fact, it reminds me how often investment sales people and journalists (as a group; of course there are exceptions), prey on investors' emotions in up and down markets. Alas, that's a different topic; I'll stick to the two questions at hand.

Do I think the environment has changed? Well, yes, three years ago technology was king, and in the last year technology was the dog. (My beagle would not appreciate my saying this.) But quite frankly, these facts are irrelevant. As an investor, the only relevant point is what the next year looks like, and I put no confidence in my or anyone else's ability to predict it. As far as an intelligent investor and the questions above are concerned, I would answer, "Yes." (the environment is always changing), "So what?" (it should have no effect on a good long-term investment plan), and "No." (I'm still just as focused on investing to pay college expenses and to fund retirement as I ever was -- that is, I'm not changing a thing about my personal investment plan or the management of this Portfolio or, likely, how I feel about it). Actually, this exercise illustrates what I feel are some of Bridgeway's strengths: We are very disciplined in the execution of our quantitative models; the investment process at Bridgeway looks very much the same in a bull market as a


                                       3
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bear market; we're just trying to find one good stock at a time. From an investing standpoint, all the rest is so much noise. Sometimes I think that a big portion of the "value" we add at Bridgeway is simply all the things we don't do and don't pay attention to. It's amazing how much money one can save (and how much more investment return one can keep) by not engaging in activities that destroy value.

My recommendation to you for the "new market environment" is the same as the "old market environment." Get a long-term plan consistent with your cash needs and risk tolerance; pay attention to diversification; pay attention to costs (including trading costs); pay some attention to tax efficiency. Then put the plan in place and don't worry about it. Steel yourself for the market downturns (we haven't seen the last one), and enjoy the upturns (we haven't likely seen the last one of these either).

"Passive investing is a winner's game" -- quote from Larry Swedroe

TRANSLATION: The author of a recent article takes the (minority) position that passively managed small-cap funds do better than active ones. As a group, I have to agree; the vast majority of actively managed funds underperform their market benchmarks over longer time periods. However, (based on past performance, which is not predictive of future performance) I think actively managed funds at Bridgeway have an edge not shared by all funds.

In Larry Swedroe's article in the September issue of Mutual Funds Magazine, he argues that there is no evidence that active small-cap managers outperform passive benchmarks. Actually, Mr. Swedroe and I are among a small minority of people who believe this is true in aggregate. It is one of the reasons that Bridgeway has a small-cap passively managed portfolio (Bridgeway Ultra-Small Tax Advantage Portfolio). I believe a well-managed, cost-efficient, small-cap index fund will beat the aggregate record of actively managed small-cap funds over longer time periods. If you reduce the company size from small-cap to ultra-small, I believe the historical advantage is even bigger.

So, do I think Bridgeway's actively managed small-cap portfolios will under perform their equivalent market benchmarks on a cumulative basis? I can't make representations about future performance, but I can say that my own investments are in our actively managed products, including this one. I can also point to our historical record so far within the context of "past performance does not guarantee future results." Since inception in 1994, the Ultra-Small Company Portfolio has outperformed its market benchmark by 8.0% (average annual return). Since inception in June 1998, Micro-cap Limited has outperformed its benchmark by 15.6%. And while this is not a specifically small-cap portfolio, Aggressive Investors 1 has outperformed its benchmark by 11.4%. Those are pretty wide margins by industry standards. Mr. Swedroe didn't say no active managers could outperform the market, just that "active managers," perhaps as a group, couldn't. I'm not sure we even disagree on this point.

Why do I think it is possible to outperform with active management? Because I think there are market inefficiencies to exploit. Why do I think most managers can't do it? Because of one or more of the following: 1) a majority of managers don't know how to measure the inefficiencies, 2) they tend to be undisciplined in the execution of an investment program, 3) they let emotions influence their decisions too heavily, 4) their transaction costs are too high, and 5) most report to management companies that are unwilling to close funds at a level necessary to remain nimble enough to take advantage of the inefficiencies that exist (in other words, they get bloated with assets). Obviously all of these criticisms do not apply to all managers.

Having laid out my position on the active versus passive debate, I think that Mr. Swedroe makes a number of excellent points. Here are his points, and what Bridgeway is doing about each:

Survivorship bias. When we look at the aggregate record of current small-cap funds, we ignore the fact that many (mostly poorer performing ones) went out of business, artificially raising the historical performance numbers. This doesn't apply to Bridgeway's record, since we haven't retired any funds.

Incubator fund bias. Some fund families start a number of funds but only come to market with the best performing ones. Bridgeway has never "incubated" a group of funds and killed the poorer performing ones.


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The IPO game. A fund company is allocated IPO shares based on brokerage commissions. If the fund company puts most of its allotment in a small new fund, this artificially "spikes" the performance. (The SEC now highly frowns on this practice, but it did happen as recently as 1999). Bridgeway is so cheap on commissions that we are not allocated shares of IPOs, so this isn't our problem. IPOs aren't our area of expertise anyway. We try to stick to what we know.

Front running. Larger funds in a family buy additional shares of a smaller stock in a small-cap fund, driving up its price and the performance of the smaller fund. Hmmm. I can't say it doesn't happen at some other fund company, but if it could be proven, it would definitely be illegal.

Selection bias. Fund families advertise only their best-performing funds. In aggregate, this is true. At Bridgeway, we don't advertise, so this point doesn't apply. However, in our most recent annual report, at the request of some shareholders, we did show the performance of all our portfolios in all shareholder letters.

How Does He Invest His Money?

TRANSLATION: I thought you'd be interested to know how I invest my money. I have a high threshold for the pain of a market downturn; however, I don't know your individual situation, so I don't propose that you copy what I'm doing.

I think a fair question of anyone managing your money is, "OK, so where do you invest your money?" I use Bridgeway managed portfolios for 100% of my longer-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stock directly; we "eat our own cooking.") I have a very high threshold for short-term volatility; some people say I have a steel stomach in a market downturn. Thus, it is more aggressive than is appropriate for most people. Also, I put almost no money in any stock market instrument that I believe I might spend in the next couple of years. (I use short-term and inflation-protected bond funds of other companies for this purpose.) The following new allocation reflects the addition of two new portfolios we started last year. Here's my target allocation:

                          ASSET ALLOCATION (% OF TOTAL)

                                        Less than                   Mid-term    Long-term    Long-term
                                         One-year    Short-term    Aggressive  Aggressive   Aggressive
     Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
     ----------------------              -------       -------      -------      -------   ------------
     Ultra-Small Company                                   5           32           38           38
     Micro-Cap Limited                                     5           18           22           22
     Aggressive Investors 1                                            17           20            8
     Aggressive Investors 2                                5            3            4           16
     Calvert Large-Cap Growth                                           6            6            6
     Balanced                                             25           24           10           10
     Inflation-Protected Treasuries          30           30
     Short-term bonds                        40           30
     Cash                                    30
     Total                                  100          100          100          100          100

Of note to shareholders of this Portfolio is the fact that I am currently favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax deferred IRA (only). Long-term, I expect Aggressive Investors 1 to be the more nimble fund, since we closed it at a low level by industry standards. However, in the near term the reverse could be true, so I am planning to gain more exposure to Aggressive Investors 2 in my tax-deferred account for the period of time that it has significantly less money under management. I won't do this in my taxable account since the transaction to switch would create taxable capital gains.

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Of Returns and Raises

TRANSLATION: Over the last year, the total fees paid by the Portfolio went up due to an increased number of shareholders. The average fee (total expense ratio) paid per dollar of investment went down from 1.80% to 1.74% both because expenses were shared by the new shareholders and because the Portfolio total return declined (by something less than the market overall). Fees and portfolio manager salaries are an open book at Bridgeway.

A recent posting to a fund web site chastised Bridgeway (and me personally) for raising its fees amidst declining returns. I care a lot about this issue, and since I believe Bridgeway is on the leading edge of this issue, I thought I'd use the post to illustrate some unusual characteristics of your Portfolio's management company. Here's the web site post:

       I have no problem with the fund [Aggressive Investors 1] itself. I am a little concerned about the reasoning of the fund manager, Mr. Montgomery. Last year he gave himself a raise despite losing money for his investors. We lose, he still wins? His reasoning regarding increasing management fees was, sure I lost money for you, but I didn't lose as much as other funds. This seemed unscrupulous to me. Maybe my goals are different, but I was paying a manager to make money for me not to lose money. I have no trouble paying a salary, but to give a raise? His reasoning was that of a politician. . . . I think he had a 3rd home mortgage to pay. Wall Street, where the losers win and the rest of us lose twice (decreased fund value and higher management fees).

Ouch. Fund managers and politicians. I hate stereotypes, but I can't help but sympathize with some of the shareholder's conclusions, even if most of them don't happen to apply at Bridgeway. Let's look at the specifics.

"Losing money for his investors." Since this was written in November, 2001, I thought the writer would be referring to the down market of calendar year 2000 (last year), but we were up 13.6% when the S&P 500 Index was down 9.1%. So let's assume that the reader was referring to the most recently completed fiscal year (through June 30). The Portfolio was down 9.4%, the S&P 500 was down 14.8%, and Lipper's Index of Capital Appreciation Funds was down 18.1%. Shareholders' wealth in our Portfolio did decline by almost double digits. (It declined 11.2%, slightly more for all of calendar 2002 and even more over some shorter time periods.) This is an honest difference between the expectation of a shareholder and the investment objective of this Portfolio. 2002 was the first full calendar year we declined, so perhaps the shareholder invested based on prior years' positive returns only. However, our investment objective with respect to returns is "to exceed the total of the S&P 500 Index over longer periods of at least three years or more." I do not expect to outperform, indeed - I have not calibrated our models to seek to outperform - the market every year. Also, the first and most important risk of the Portfolio is listed first in the risk section of the prospectus: "Shareholders . . . are exposed to higher risk than the stock market as a whole and could lose money." So even if we meet our investment objective completely, I would still expect shareholders to be paying us to occasionally "lose money." On the other hand, I would hope we meet our longer-term objective and that shareholders would stay with us through the down periods. However, to put it bluntly, if you want never to see an annual decline, this Portfolio is most definitely not for you.

"Gave himself a raise." Everyone who works at Bridgeway takes part in a peer group evaluation process, which helps determine his or her salary. I am no exception. I am also not the primary person responsible for salary administration. If I were, I'm sure my salary would be different, but not necessarily more. In addition -- and this is a radical departure from industry practice -- like everyone at Bridgeway I am subject to a 7 to 1 salary cap. The highest compensated person cannot make more than seven times the lowest compensated employee. I feel that salaries and stock compensation at the high end in corporate America have gotten out of hand, and I believe the salary cap is one way to help protect our various "constituencies." (Ah ha, see, he really is a politician.)

Let's translate to "someone else gave him a raise." This is true. According to the Statement of Additional Information available on our web site, my salary increased 24% in 2000 to $278,265. It went up again in

2001 to $282,701. I certainly feel I have a very good salary. In the scope of our world's wealth it may even be outrageous, but it is also most definitely a direct function of the performance of the Portfolios I manage. Specifically, over half of the variable portion of my salary is tied to our relative performance. I like to say, "We do well when you do well." Perhaps I should be more specific: "We do well when you beat the market." (Also, this is not the only Portfolio I manage; three of them were "up" in 2002.) What is probably most remarkable about my salary is that it is public information at all. To the best of my knowledge, this is unique in the mutual fund industry. You can look up the compensation of the executives of the companies we invest in and I feel you should be able to look up the salary of your portfolio manager as well. At Bridgeway, you can.

"I lost money for you, but I didn't lose as much as other funds." I never said this with respect to compensation, because this hurdle would be too low. Most funds underperform their market benchmarks over longer time periods. Sure, we look at our performance versus our peers, but our compensation is only tied to our performance versus a market benchmark.

"Increasing management fees." Apart from salary issues, the total management fees collected from the Portfolio did go up. This is because we have an increased number of shareholders. Our performance based management fee rate has been the same 1.6% for two and a half years based on very strong trailing five-year performance versus the S&P 500. The total expense ratio, including the management fee, actually dropped from 2.00% to 1.80% in our most recent fiscal year due to our careful management of other costs and due to an increasing number of shareholders. Also, at Bridgeway, you pay no front-end load, no back end load, and no 12b-1 fee (we do no advertising, so the shareholders save). One final interesting note, the shareholder in question paid less in the most recent fiscal year than the year before. First, the expense ratio went down. Second, his investment declined (by something less than the market), so the expense rate was applied to a smaller base. As an individual shareholder, his absolute management fee went down not up. His total expenses declined by even more.

"Maybe my goals are different." It does pay to read the prospectus investment objective. I believe this is an accurate statement. You can call the Fund at 800-661-3550 for a prospectus or read it right online at www.bridgewayfund.com.

"I think he had a 3rd home mortgage to pay." I only have one mortgage, but I do have some family college education bills.

"Wall Street, where the losers win and the rest of us lose twice." I have my own criticism of "Wall Street," although I like to visit New York City. Bridgeway is located in Houston.

Another note on fees. If Bridgeway were just concerned about our management fees without regard to the welfare of our shareholders, we wouldn't have closed this Portfolio to new investors at a level very low by industry standards two months ago. I think this shareholder is absolutely right to be concerned about fees. But in all fairness, one needs to look under the hood, or just ask.

Finally, a heart-warming reply to the post above from a shareholder I've also never met:

       The last poster appears not to have read the Bridgeway literature, which I have; otherwise, he'd be a bit less critical of Montgomery. I feel strongly that Montgomery's interests are fully-aligned with those of the investors, evidenced as much as anything in the fact that the Bridgeway funds close at very small sizes (whereas other firms let them balloon since fees are asset-based). Although Bridgeway raised his fees, that's because he outperformed (now I forget) whether it's his peers or the benchmark (I think the latter, the S&P500). Certainly you don't think most other firms are lowering fees now? To the contrary, "Company X", now "Company Y," other firms, too, are making formerly no-load funds loaded. For my money, I'd prefer all funds to be run by people of Montgomery's character. He's a straight arrow, as best I can tell.

We do try to align our interests as best we can with those of shareholders, and performance-based fees are one way we try to accomplish it. In all fairness of disclosure, the management fee is a very important conflict of interest, since what is income to the management firm is an expense of the fund and its shareholders. I believe the first poster is right for fretting about it. If more shareholders looked "under the hood" and voted positively and negatively with their feet, our industry would probably be healthier for it.

Thanks to both individuals for airing gripes and making their opinions known!

Tax Efficiency

Not surprising for a "down" market, we distributed no dividends to Aggressive Investors 1 shareholders in 2001. Our tax efficiency rating over the last five years was 90.68% according to Morningstar. Our Portfolio ranks in the top 15% in tax efficiency among domestic equity funds over the same period. Our return "after taxes on distributions" over the last five years was 7th of 2305 domestic equity funds.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2001; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/S/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                               December 31, 2001


     Industry Company                                     Shares            Value
     ----------------                                     ------            -----
Common Stock - 97.6%
     Aerospace/Defense - 1.5%
              Engineered Support Systems                  135,300        $4,628,613

     Auto Manufacturers - 2.0%
              Ford Motor Company                          388,100         6,100,932

     Banks - 3.2%
              Bank of America Corp.                       152,240         9,583,508

     Beverages - 1.2%
              Cott Corp. *                                230,000         3,657,000

     Biotechnology - 1.0%
              Idec Pharmaceuticals Corp. *                 41,800         2,881,274

     Building Materials - 1.6%
              Apogee Enterprises Inc.                     307,900         4,870,978

     Chemicals - 3.1%
              Airgas Inc. *                               140,000         2,116,800
              Du Pont (E.I.) de Nemours
                & Company                                  99,500         4,229,745
              RPM Inc. *                                  215,800         3,120,468
                                                                  ------------------
                                                                          9,467,013

     Commercial Services - 8.9%
              Actrade Financial Technologies Ltd. *       134,200         3,952,190
              Career Education Corp. *                    259,700         8,902,516
              H&R Block Inc.                              181,100         8,095,170
              Pharmaceutical Product Dev. *               190,400         6,151,824
                                                                  ------------------
                                                                         27,101,700

     Computers - 3.0%
              CACI International Inc. *                    74,400         2,937,684
              Kronos Inc. *                                69,000         3,338,220
              Pec Solutions Inc. *                         72,100         2,711,681
                                                                  ------------------
                                                                          8,987,585

     Electric - 0.2%
              Calpine Corp. *                              41,900           703,501

     Entertainment - 1.9%
              Alliance Gaming Corp. *                     195,000         5,731,050

     Food - 3.5%
              Great Atlantic & Pacific
                Tea Company *                             125,000         2,972,500
              Nash Finch Company                          138,300         4,301,130
              Whole Foods Market Inc. *                    76,300         3,323,628
                                                                  ------------------
                                                                         10,597,258

     Forest Products & Paper - 2.3%
              International Paper Company                 172,200         6,948,270

     Healthcare-Services - 2.1%
              Pediatrix Medical Group Inc. *               95,100         3,225,792
              Quest Diagnostics Inc. *                     44,300         3,176,753
                                                                  ------------------
                                                                          6,402,545

     Home Builders - 4.0%
              Beazer Homes USA Inc. *                      63,850         4,671,905
              Hovnanian Enterprises Inc. *                 25,050           533,064
              Ryland Group Inc.                            95,700         7,005,240
                                                                  ------------------
                                                                         12,210,209

Industry   Company                                      Shares           Value
--------   -------                                      ------           -----
Home Furnishings - 1.9%
           American Woodmark Corp.                     104,963        $5,641,761

Household Products/Wares - 1.0%
           Helen Of Troy Ltd. *                        239,400         2,970,954

Internet - 5.1%
           Network Associates Inc. *                   354,300         9,158,655
           Priceline.com Inc. *                        291,700         1,697,694
           Register.com *                              205,700         2,365,550
           WebEx Communications Inc. *                  85,900         2,134,615
                                                               ------------------
                                                                      15,356,514

Leisure Time - 2.4%
           Direct Focus Inc. *                         237,505         7,410,156

Machinery-Constr & Mining - 1.6%
           Caterpillar Inc.                             90,900         4,749,525

Misc. Manufacturing - 1.3%
           Eastman Kodak Company                       138,500         4,076,055

Oil & Gas - 6.2%
           Chesapeake Energy Corp. *                   306,000         2,022,660
           Clayton Williams Energy Inc. *               12,600           165,060
           KEY Production Company Inc. *               112,141         1,906,397
           Marathon Oil Corp.                          212,500         6,375,000
           Meridian Resource Corp. *                   242,700           968,373
           Ultramar Diamond Shamrock Corp.              95,800         4,740,184
           XTO Energy Inc                              151,350         2,648,625
                                                               ------------------
                                                                      18,826,299

Pharmaceuticals - 13.6%
           Biovail Corp. *                             159,000         8,943,750
           Cephalon Inc. *                             202,700        15,321,080
           First Horizon Pharmaceutical
             Corp. *                                   149,000         4,379,110
           SICOR Inc. *                                362,100         5,677,728
           Taro Pharmaceuticals Industries *           172,100         6,875,395
                                                               ------------------
                                                                      41,197,063

Retail - 17.4%
           Autozone Inc. *                             140,600        10,095,080
           Circuit City Stores-Carmax *                137,500         3,126,750
           Copart Inc. *                               273,100         9,932,647
           Group 1 Automotive Inc. *                   245,500         6,999,205
           Office Depot Inc. *                         262,800         4,872,312
           PEP Boys-Manny Moe & Jack                   473,400         8,118,810
           Petsmart Inc. *                             329,800         3,245,232
           Ryan's Family STK Houses Inc. *             140,000         3,031,000
           Wet Seal Inc. *                             136,400         3,212,220
                                                               ------------------
                                                                      52,633,256

Savings & Loans - 2.3%
           Greenpoint Financial Corp.                   81,600         2,917,200
           Independence Community Bank                 176,000         4,005,760
                                                               ------------------
                                                                       6,922,960

Semiconductors - 3.4%
           Nvidia Corp. *                              155,200        10,382,880

Software - 1.1%
           Activision Inc. *                           119,350         3,104,294
           AremisSoft Corp. *                          361,971           354,732
                                                               ------------------
                                                                       3,459,026

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                               December 31, 2001


     Industry Company                                    Shares          Value
     ----------------                                    ------          -----
     Transportation - 0.8%
              Kirby Corp. *                                    10           $276
              Teekay Shipping Corp.                        71,000      2,474,350
                                                                  ---------------
                                                                       2,474,626
                                                                  ---------------

     Total Common Stock (Identified Cost $275,243,799)              $295,972,511

Short-term Investments - 3.8%
     Money Market Funds - 3.8%
              Firstar U S Treasury Money Market
                Fund Institutional                     11,540,558     11,540,558
                                                                  ---------------
     Total Short-term Investments

       (Identified Cost $11,540,558)                                 $11,540,558
                                                                  ---------------

   Industry  Company                                   Shares         Value
   --------  -------                                   ------         -----
Total Investments - 101.4%                                        $307,513,069

Other Assets and Liabilities, net  (1.4)%                           (4,300,862)
                                                                 --------------

Total Net Assets - 100.0%                                         $303,212,207
                                                                 ==============

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to December 31, 2001.

** The aggregate identified cost on a tax basis is $286,784,357. Gross unrealized appreciation and depreciation were $38,683,953 and $17,955,241, respectively, or net unrealized appreciation of $20,728,712.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2001

ASSETS:
      Investments at value (cost - $286,784,357)                                                    $307,513,069
      Cash                                                                                             9,210,054
      Receivable for shares sold                                                                         652,506
      Receivable for investments sold                                                                  7,148,612
      Receivable for interest                                                                             19,696
      Receivable for dividends                                                                           162,957
      Prepaid expenses                                                                                   106,621
-----------------------------------------------------------------------------------------------------------------
            Total assets                                                                             324,813,515
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
      Payable for shares redeemed                                                                        481,537
      Payable for investments purchased                                                               20,342,744
      Payable for management fee                                                                         751,106
      Accrued expenses                                                                                    25,921
-----------------------------------------------------------------------------------------------------------------
            Total liabilities                                                                         21,601,308
-----------------------------------------------------------------------------------------------------------------
      NET ASSETS (6,137,768 SHARES OUTSTANDING)                                                     $303,212,207
=================================================================================================================
      Net asset value, offering and redemption price per share ($303,212,207/7,869,035)                   $38.53
=================================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                               $331,913,048
      Undistributed net realized loss                                                                (49,429,553)
      Net unrealized appreciation of investments                                                      20,728,712
----------------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                                    $303,212,207
=================================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                       STATEMENT OF OPERATIONS (unaudited)
                     For the months ended December 31, 2001

INVESTMENT INCOME:
      Dividends                                                                                       $1,075,668
      Interest                                                                                           170,174
-----------------------------------------------------------------------------------------------------------------
            Total income                                                                               1,245,842

EXPENSES:
      Management fees                                                                                  2,125,616
      Accounting fees                                                                                    121,397
      Audit fees                                                                                           6,324
      Custody                                                                                             33,275
      Insurance                                                                                            6,100
      Legal                                                                                                5,187
      Registration fees                                                                                   14,825
      Directors' fees                                                                                     18,454
-----------------------------------------------------------------------------------------------------------------
            Total expenses                                                                             2,331,178
-----------------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                                   (1,085,336)
-----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                               (20,443,603)
      Net realized loss on options                                                                       (30,698)
      Net change in unrealized appreciation                                                            1,718,887
-----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss                                                               (18,755,414)
-----------------------------------------------------------------------------------------------------------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                                    ($19,840,750)
=================================================================================================================

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                            Six months ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                          December 31, 2001    June 30, 2001
OPERATIONS:
      Net investment loss                                          $(1,085,336)       $(1,327,793)
      Net realized loss on investments                             (20,443,603)       (28,753,630)
      Net realized loss on options                                     (30,698)          (548,424)
      Net change in unrealized appreciation                          1,718,887         10,593,218
-------------------------------------------------------------------------------------------------
          Net increase (decrease) resulting from operations        (19,840,750)       (20,036,629)
-------------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                         0                  0
          From realized gains on investments                                 0         (6,681,870)
-------------------------------------------------------------------------------------------------
            Total distributions to shareholders                              0         (6,681,870)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 133,943,247        317,781,100
      Reinvestment of dividends                                              0          6,535,603
      Cost of shares redeemed                                      (68,286,245)       (85,103,771)
-------------------------------------------------------------------------------------------------
          Net increase from Fund share transactions                 65,657,002        239,212,932
-------------------------------------------------------------------------------------------------
          Net increase in net assets                                45,816,252        212,494,433

NET ASSETS:

      Beginning of period                                          257,395,955         44,901,522
-------------------------------------------------------------------------------------------------
      End of period                                               $303,212,207       $257,395,955
=================================================================================================
Number of Fund shares:
      Sold                                                           3,583,178          7,013,080
      Issued on dividends reinvested                                         0            157,216
      Redeemed                                                      (1,851,911)        (1,949,127)
-------------------------------------------------------------------------------------------------
          Net increase                                               1,731,267          5,221,169
      Outstanding at beginning of period                             6,137,768            916,599
-------------------------------------------------------------------------------------------------
      Outstanding at end of period                                   7,869,035          6,137,768
==================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                    Year ended June 30,
                                         Six months ended      ---------------------------------------------------------
                                         December 31, 2001         2001           2000            1999            1998
PER SHARE DATA
      Net asset value,
          beginning of period                      $41.94          $48.99         $26.02          $20.32          $18.79
-------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
              Net investment loss                   (0.15)          (0.42)         (0.60)          (0.13)          (0.30)
              Net realized and
                  unrealized gain (loss)            (3.26)          (4.21)         27.86            6.43            3.46
-------------------------------------------------------------------------------------------------------------------------
      Total from investment operations              (3.41)          (4.63)         27.26            6.30            3.16
-------------------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                      0.00            0.00           0.00            0.00            0.00
          Net realized gains                         0.00           (2.42)         (4.29)          (0.60)          (1.63)
-------------------------------------------------------------------------------------------------------------------------
      Total distributions                            0.00           (2.42)         (4.29)          (0.60)          (1.63)
-------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period               $38.53          $41.94         $48.99          $26.02          $20.32
=========================================================================================================================

TOTAL RETURN [1]                                     (8.1%)          (9.4%)        113.1%           33.4%           18.1%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period              $303,212,207    $257,395,955    $44,901,522      $9,509,623      $6,851,820
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                     1.74%           1.80%          2.00%           1.04%           2.00%
          Expenses before waivers
              and reimbursements                     1.74%           1.80%          2.01%           1.04%           2.00%
          Net investment loss after waivers
              and reimbursements                    (0.81%)         (0.95%)        (1.52%)         (0.65%)         (1.50%)

      Portfolio turnover rate [2]                   150.6%          109.6%         156.9%          211.1%          132.3%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.



See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra - Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
               NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Investors 1 Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of call option transactions by the Aggressive Investors 1 Portfolio follows; there were no transactions in put options:

                                                            Call Options
                                                        ---------------------
                                                        Number          Cost
                                                        ------        -------
                  Outstanding June 30, 2001                155        $47,181
                  Exercised                               (150)       (16,478)
                  Closed                                    (5)       (30,703)
                                                          ----        -------
                  Outstanding December 31, 2001              0             $0
                                                          ----        -------
                  Market value December 31, 2001                           $0
                                                                      =======

  4.   Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.     Management Contract, Continued:

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Investors 1 Portfolio for any operating expenses above 2.0%.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $264,757,612 and $192,336,262, respectively, for the six months ended December 31, 2001.

8.     Federal Income Taxes:

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2001 the Fund had $1,269,731 in capital loss carryforwards for federal income tax purposes which expire June 30, 2009. The Fund incurred and elected to defer post-October 31 net capital losses of $28,177,772 to the year ended June 30, 2002.